ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP) (the “Fund”)

Supplement dated January 5, 2023

to the Fund’s Prospectus dated March 31, 2022, as supplemented

Prospectus

Effective immediately, the following paragraph is added as the third paragraph under the section titled “Redemptions and Sales of Shares” on page 28 of the Fund’s Prospectus:

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

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Please retain this supplement for future reference